Exhibit 99.2

Results of 2nd Quarter 2003 August 6, 2003 1

Safe Harbor Statement This presentation contains written and oral statements that constitute "Forward-looking Statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include the intent, belief or current expectations of the Company and members of its management team, current operating trends and the Company's future financial performance and operating results, as well as the assumptions on which such statements are based. Prospective investors are cautioned that the forward- looking statements contained in this presentation are not guarantees of future performance and involve risks and uncertainties, and that the actual results may differ materially from those contemplated by such forward- looking statements. Important factors that could cause actual results to differ materially from those contemplated in this presentation include, but are not limited to, the Company's lack of operating history in the property and casualty market, the ability of the Company to replicate the recoveries and gross margins achieved in the healthcare subrogation market in the property and casualty market, the ability of the Company to successfully implement its sales and marketing strategy, product development strategy, operating strategy and acquisition strategy, the effects of, the risks in managing and replacing, the loss of business from its largest client, the Company's ability to manage growth, changes in laws and government regulations applicable to the Company, changes in historical relationships among such key operating indicators as lives sold, lives installed, backlog and throughput and in the predictive value of these indicators with respect to certain aspects of the Company's financial results and all the risks inherent in the development and implementation of a new product or service. Additional factors that could cause actual results to differ materially from those contemplated in this presentation can be found in the Company's Safe Harbor Compliance Statement included as Exhibit 99.1 to its Annual Report on Form 10-K for the year ended December 31, 2002. 2

Earnings per Share Q2 '03 Q2 '02 YTD '03 YTD '02 Adjusted EPS 0.19 0.17 0.36 0.34 3

EBITDA per Diluted Share - Consolidated Q2 '03 Q2 '02 YTD '03 YTD '02 Cash Flow from Operations per diluted share 0.42 0.41 0.82 0.82 4

Cash Flow from Operations per Diluted Share -Consolidated Q2 '03 Q2 '02 YTD '03 YTD '02 Cash Flow from Operations per diluted share 0.48 0.36 0.66 0.72 5

Segment Results & Guidance 2nd Quarter 2003 6

Healthcare Recovery Services - Segment Revenue Q2 '03 Q2 '02 YTD '03 YTD '02 Healthcare Recovery Services - Revenue 16713 17178 32820 34579 7

Healthcare Recovery Services - Segment Pretax Income Q2 '03 Q2 '02 YTD '03 YTD '02 Healthcare Recovery Services - Adjusted Pretax Income 7260 7156 14027 14337 8

Healthcare Recovery Services - New Sales Plan vs. Sold YTD 2003 Plan 9 Sold YTD 3 5.3 9 2003 Plan 2003 YTD 12.0

Healthcare Recovery Services: Q2 2003 Sales Pipeline (Lives in thousands) 10

Healthcare Recovery Services: Updated 2003 Guidance Updated Guidance Revenues $64.0 - $65.0 Pretax income $27.1 - $27.5 (in millions) 11

TransPaC Segment: Results for Q2 & YTD 2003 (in thousands) Q2 YTD 2003 2002 2003 2002 Segment revenues $ 276 $ 116 $ 505 $ 183 Pretax loss $(196) $(295) $(438) $(595) 12

TransPaC Segment: Updated 2003 Guidance Updated Guidance Recoveries $6.5 - $7.5 Revenues Approximately $1.5 Pretax loss Approximately $1.0 (in millions) 13

Troveris Segment: Results for Q2 and YTD 2003 (in thousands) Q2 YTD 2003 2002 2003 2002 Segment revenues $ 405 $ 165 $ 718 $ 280 Pretax loss $(172) $(243) $(435) $(432) 14

Troveris Segment: Updated 2003 Guidance Updated Guidance Revenues $1.9 - $2.2 Pretax loss Approximately $0.3 (in millions) 15

Updated Revenue & EPS Guidance 16

Trover Solutions: Updated 2003 Revenues & EPS Guidance 2003 Revenues: $65.5 to $66.9 EPS: Q1 (actual) $0.17 Q2 (actual) $0.19 For the year $0.69 - $0.74 (in millions, except per share data) 17